Exhibit 10.10

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


         This THIRD AMENDMENT (this "Amendment") dated as of October 31, 2000, is among (a) WASTE INDUSTRIES, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Parent, the "Borrowers"), (b) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on the signature pages hereto (collectively, the "Banks"), (c) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as Administrative Agent for the Banks (the "Administrative Agent"), and (d) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the "Documentation Agent").

         WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Documentation Agent are parties to that certain Revolving Credit Agreement dated as of November 9, 1999 (as amended, the "Credit Agreement");

         WHEREAS, the Parent and the Noteholders (as defined in the Credit Agreement) are parties to certain Purchase Agreements (as defined in the Credit Agreement);

         WHEREAS, the Borrowers have requested that the Banks and the Administrative Agent modify certain provisions of the Credit Agreement (i) to increase the sublimit for Letters of Credit issued under the Credit Agreement to $45,000,000, (ii) to permit additional indebtedness of Sampson County Disposal, Inc. in favor of The Sampson County Industrial Facilities and Pollution Control Financing Authority (the "Sampson County Authority") in connection with the Sampson County Authority's issuance of bonds in the aggregate principal amount of $33,700,000 (the "Bonds"), and (iii) to provide for Wachovia Bank, N.A. as an Issuing Bank for the Letter of Credit issued in support of the Bonds; and

         WHEREAS, the Administrative Agent and the Majority Banks have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the Borrowers, the Administrative Agent, the Banks and the Documentation Agent hereby agree as follows:

         ss.1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         ss.2. Amendment to Credit Agreement.

         (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Sampson County Bonds. The Tax-Exempt Adjustable Mode Environmental Facilities Revenue Bonds (Sampson County Disposal, Inc. Project) Series 2000 in the aggregate principal amount of $33,700,000 issued by The Sampson County Industrial Facilities and Pollution Control Financing Authority."

                  "Wachovia. Wachovia Bank, N.A., a national banking association."

                  "Wachovia Letter of Credit. The $34,969,367 letter of credit issued by Wachovia in connection with the issuance of the Sampson County Bonds."

         (b) Section 2.9 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

         "In addition, the Borrower shall, within three (3) Business Days of receipt thereof, repay the outstanding Revolving Credit Loans in an amount equal to 100% of the net cash proceeds received from the issuance of the Sampson County Bonds."

         (c) Section 3.1(a) of the Credit Agreement is hereby amended by (i) deleting the words "all Letters of Credit issued under this Credit Agreement shall not exceed the lesser of (i) $15,000,000" and replacing them with the words "all Letters of Credit issued under this Credit Agreement shall not exceed the lesser of (i) $45,000,000", and (ii) by inserting the following new sentence at the end thereof:

                  "For the avoidance of doubt, the Wachovia Letter of Credit shall constitute a Letter of Credit issued under the Credit Agreement and Wachovia shall constitute an Issuing Bank solely for the Wachovia Letter of Credit."

         (d) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of ss.7.1(f) thereof, (ii) inserting the word "and" at the end of ss.7.1(g) thereof, and (iii) inserting the following new ss.7.1(h):

                  "(h) Indebtedness with respect to the Sampson County Bonds in an aggregate amount not to exceed $34,969,367 in the aggregate."

         ss.3. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:
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                                      -3-

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

         (b) The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the authority of each of the Borrowers, (ii) have been duly authorized by all necessary proceedings or actions by each of the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers, and (iv) do not conflict with any provision of the charter, by-laws or any agreement or other instrument binding upon any of the Borrowers.

         (c) This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents to which each of the Borrowers is a party constitute the legal, valid and binding obligations of each of the Borrowers (as the case may be) enforceable against each such Person in accordance with their respective terms.

         ss.4. Conditions to Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

         (a) original counterpart signatures (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrowers and the Majority Banks; and

         (b) a copy of the duly executed amendments to the Purchase Agreements to conform Sections 6B therein to this Amendment.

         ss.5. Costs and Expenses. The Borrowers acknowledge and agree that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in ss.15 of the Credit Agreement.

         ss.6. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                 WASTE INDUSTRIES, INC.
                                 KABCO OF NORTH CAROLINA, INC.
                                 WASTE ENTERPRISES, INC.
                                 WASTE INDUSTRIES EAST, INC.
                                 NORTH MECKLENBURG SANITATION, INC.
                                 WASTE INDUSTRIES SOUTH, INC.
                                 WASTE INDUSTRIES OF GEORGIA, INC.
                                 ECO SERVICES, INC.
                                 WI-ACS, INC.
                                 DUMPSTERS, INC.
                                 RELIABLE TRASH SERVICE, INC.
                                 RAILROAD AVENUE DISPOSAL, INC.
                                 TRANS WASTE SERVICES, INC.
                                 CURB APPEAL NEW HOME SERVICES, INC.
                                 OLD KINGS ROAD SOLID WASTE, INC.
                                 WASTE INDUSTRIES OF TENNESSEE, LLC
                                 WASTE SERVICES OF DECATUR, LLC
                                 LIBERTY WASTE LENDING COMPANY, LLC
                                 WASTE INDUSTRIES OF VIRGINIA, LLC
                                 QUICK-WAY SALVAGE, INC.
                                 S&S ENTERPRISES, INC.
                                 SOUTHERN WASTE SERVICES, INC.
                                 SOUTHERN WASTE OF ALABAMA, INC.
                                 SAMPSON COUNTY DISPOSAL, INC.
                                 WASTESTREAM SERVICES, LLC
                                 SAFEGUARD LANDFILL MANAGEMENT, INC.
                                 SHAMROCK ENVIRONMENTAL, INC.



                                 By: ___________________________________________
                                 Name:
                                 Title:

                                 FLEET NATIONAL BANK, (f/k/a BankBoston, N.A.), individually and as Administrative Agent



                                 By: ___________________________________________
                                 Name:

                                 BRANCH BANKING AND TRUST COMPANY,
                                 individually and as Documentation Agent



                                 By: ___________________________________________
                                 Name:


                                 COMERICA BANK



                                 By: ___________________________________________
                                 Name:


                                 WACHOVIA BANK, N.A.



                                 By: ___________________________________________
                                 Name:


                                 FIRST UNION NATIONAL BANK



                                 By: ___________________________________________
                                 Name:


                                 CITIZENS BANK OF MASSACHUSETTS (as
                                 successor to USTRUST)



                                 By: ___________________________________________
                                 Name:

                                 CENTURA BANK



                                 By:____________________________________________
                                 Name:


                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.



                                 By: ___________________________________________
                                 Name:




                                 By: ___________________________________________
                                 Name:

                                 ACKNOWLEDGEMENT
                                 ---------------

         Wachovia Bank, N.A. ("Wachovia"), acting in its capacity as an Issuing Bank in connection with the issuance of a Letter of Credit in support of the Sampson County Bonds, acknowledges and agrees that, to the extent that any Sampson County Bonds or any other Collateral is in the possession of Wachovia, Wachovia will hold such Collateral in trust for the benefit of the Administrative Agent and the Banks as security for the Borrowers' obligations under the Credit Agreement. Furthermore, Wachovia acknowledges and agrees that it will act in accordance with the terms of the Credit Agreement and shall not take any action to enforce any of its remedies with respect to the Collateral except with the consent and at the direction of the Administrative Agent.

                                WACHOVIA BANK, N.A.


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title: